                      CHASE MANHATTAN RV OWNER TRUST 1997-A
                            MONTHLY SERVICER'S REPORT

                                                                                                 Settlement Date          3/31/2004
                                                                                                 Determination Date       4/12/2004
                                                                                                 Distribution Date        4/15/2004

I.      All Payments on the Contracts                                                                                  3,492,360.41
II.     All Liquidation Proceeds on the Contracts with respect to
        Principal                                                                                                         69,018.63
III.    Repurchased Contracts                                                                                                  0.00
IV.     Investment Earnings on Collection Account                                                                              0.00
V.      Servicer Monthly Advances                                                                                         62,146.11
VI.     Distribution from the Reserve Account                                                                            101,316.96
VII.    Deposits from the Pay-Ahead Account (including Investment
        Earnings)                                                                                                         17,987.67
VIII.   Transfers to the Pay-Ahead Account                                                                               (10,311.06)
IX.     Less:  Investment Earnings distributions
        (a)  To Sellers with respect to the Collection Account                                                                 0.00
        (b)  To Sellers with respect to the Pay-Ahead Account                                                                  0.00
X.      Deposit in error                                                                                                       0.00
Total available amount in Collection Account                                                                          $3,732,518.72
                                                                                                                      =============

DISTRIBUTION AMOUNTS                                                      Cost per $1000
--------------------------------------------                              --------------

1.   (a)  Class A-1 Note Interest Distribution                                                         0.00
     (b)  Class A-1 Note Principal Distribution                                                        0.00
          Aggregate Class A-1 Note Distribution                           0.00000000                                           0.00

2.   (a)  Class A-2 Note Interest Distribution                                                         0.00
     (b)  Class A-2 Note Principal Distribution                                                        0.00
          Aggregate Class A-2 Note Distribution                           0.00000000                                           0.00

3.   (a)  Class A-3 Note Interest Distribution                                                         0.00
     (b)  Class A-3 Note Principal Distribution                                                        0.00
          Aggregate Class A-3 Note Distribution                           0.00000000                                           0.00

4.   (a)  Class A-4 Note Interest Distribution                                                         0.00
     (b)  Class A-4 Note Principal Distribution                                                        0.00
          Aggregate Class A-4 Note Distribution                           0.00000000                                           0.00

5.   (a)  Class A-5 Note Interest Distribution                                                         0.00
     (b)  Class A-5 Note Principal Distribution                                                        0.00
          Aggregate Class A-5 Note Distribution                           0.00000000                                           0.00

6.   (a)  Class A-6 Note Interest Distribution                                                         0.00
     (b)  Class A-6 Note Principal Distribution                                                        0.00
          Aggregate Class A-6 Note Distribution                           0.00000000                                           0.00

7.   (a)  Class A-7 Note Interest Distribution                                                         0.00
     (b)  Class A-7 Note Principal Distribution                                                        0.00
          Aggregate Class A-7 Note Distribution                           0.00000000                                           0.00

8.   (a)  Class A-8 Note Interest Distribution                                                         0.00
     (b)  Class A-8 Note Principal Distribution                                                        0.00
          Aggregate Class A-8 Note Distribution                           0.00000000                                           0.00

9.   (a)  Class A-9 Note Interest Distribution                                                         0.00
     (b)  Class A-9 Note Principal Distribution                                                        0.00
          Aggregate Class A-9 Note Distribution                           0.00000000                                           0.00

10.  (a)  Class A-10 Note Interest Distribution                                                  204,552.19
     (b)  Class A-10 Note Principal Distribution                                               3,151,515.30
          Aggregate Class A-10 Note Distribution                         51.63180759                                   3,356,067.49

11.  (a)  Class B Certificate Interest Distribution                                              244,679.31
     (b)  Class B Certificate Principal Distribution                                                   0.00
          Aggregate Class B Certificate Distribution                      5.45000000                                     244,679.31

12.  Servicer Payment
     (a)  Servicing Fee                                                                           34,762.27
     (b)  Reimbursement of prior Monthly Advances                                                 97,009.65
          Total Servicer Payment                                                                                         131,771.92

13.  Deposits to the Reserve Account                                                                                           0.00

Total Distribution Amount                                                                                             $3,732,518.72
                                                                                                                ===================

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
Reserve Account distributions:
--------------------------------------------

     (a)  Amounts to the Sellers (Chase USA) from Excess Collections                                   0.00
     (b)  Amounts to the Sellers (Chase Manhattan Bank) from Excess Collections                        0.00
     (c)  Distribution from the Reserve Account to the Sellers(Chase USA)                              0.00
     (d)  Distribution from the Reserve Account to the Sellers(Chase Manhattan Bank)                   0.00
                        Total Amounts to Sellers(Chase USA & Chase Manhattan Bank) =                                          $0.00
                                                                                                                ===================

                 INTEREST
--------------------------------------------

1.   Current Interest Requirement
     (a) Class A-1 Notes    @            5.598%                                                        0.00
     (b) Class A-2 Notes    @            5.852%                                                        0.00
     (c) Class A-3 Notes    @            5.919%                                                        0.00
     (d) Class A-4 Notes    @            6.020%                                                        0.00
     (e) Class A-5 Notes    @            6.050%                                                        0.00
     (f) Class A-6 Notes    @            6.130%                                                        0.00
     (g) Class A-7 Notes    @            6.140%                                                        0.00
     (h) Class A-8 Notes    @            6.230%                                                        0.00
     (i) Class A-9 Notes    @            6.320%                                                        0.00
     (j) Class A-10 Notes   @            6.370%                                                  204,552.19
                  Aggregate Interest on Notes                                                                            204,552.19
     (k) Class B Certificates @          6.540%                                                                          244,679.31

2.   Remaining Interest Shortfall
     (a) Class A-1 Notes                                                                               0.00
     (b) Class A-2 Notes                                                                               0.00
     (c) Class A-3 Notes                                                                               0.00
     (d) Class A-4 Notes                                                                               0.00
     (e) Class A-5 Notes                                                                               0.00
     (f) Class A-6 Notes                                                                               0.00
     (g) Class A-7 Notes                                                                               0.00
     (h) Class A-8 Notes                                                                               0.00
     (i) Class A-9 Notes                                                                               0.00
     (j) Class A-10 Notes                                                                              0.00
     (k) Class B Certificates                                                                          0.00

3.   Total Distribution of Interest                                    Cost per $1000
                                                                   -----------------------
     (a) Class A-1 Notes                                                  0.00000000                   0.00
     (b) Class A-2 Notes                                                  0.00000000                   0.00
     (c) Class A-3 Notes                                                  0.00000000                   0.00
     (d) Class A-4 Notes                                                  0.00000000                   0.00
     (e) Class A-5 Notes                                                  0.00000000                   0.00
     (f) Class A-6 Notes                                                  0.00000000                   0.00
     (g) Class A-7 Notes                                                  0.00000000                   0.00
     (h) Class A-8 Notes                                                  0.00000000                   0.00
     (i) Class A-9 Notes                                                  0.00000000                   0.00
     (j) Class A-10 Notes                                                 3.14695682             204,552.19
                  Total Aggregate Interest on Notes                                                                      204,552.19
     (k) Class B Certificates                                             5.45000000                                     244,679.31

                 PRINCIPAL
--------------------------------------------
                                                                           No. of Contracts
                                                                           ----------------
1.   Amount of Stated Principal Collected                                                      1,292,780.43
2.   Amount of Principal Prepayment Collected                                    128           1,590,614.79
3.   Amount of Liquidated Contract                                                12             268,120.08
4.   Amount of Repurchased Contract                                                0                   0.00

       Total Formula Principal Distribution Amount                                                                     3,151,515.30

5.   Principal Balance before giving effect to Principal Distribution                        Pool Factor
                                                                                             -----------
     (a) Class A-1 Notes                                                                      0.0000000                        0.00
     (b) Class A-2 Notes                                                                      0.0000000                        0.00
     (c) Class A-3 Notes                                                                      0.0000000                        0.00
     (d) Class A-4 Notes                                                                      0.0000000                        0.00
     (e) Class A-5 Notes                                                                      0.0000000                        0.00
     (f) Class A-6 Notes                                                                      0.0000000                        0.00
     (g) Class A-7 Notes                                                                      0.0000000                        0.00
     (h) Class A-8 Notes                                                                      0.0000000                        0.00
     (i) Class A-9 Notes                                                                      0.0000000                        0.00
     (j) Class A-10 Notes                                                                     0.5928333               38,534,165.13
     (k) Class B Certificates                                                                 1.0000000               44,895,285.54

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
6.   Remaining Principal Shortfall
     (a) Class A-1 Notes                                                                                                       0.00
     (b) Class A-2 Notes                                                                                                       0.00
     (c) Class A-3 Notes                                                                                                       0.00
     (d) Class A-4 Notes                                                                                                       0.00
     (e) Class A-5 Notes                                                                                                       0.00
     (f) Class A-6 Notes                                                                                                       0.00
     (g) Class A-7 Notes                                                                                                       0.00
     (h) Class A-8 Notes                                                                                                       0.00
     (i) Class A-9 Notes                                                                                                       0.00
     (j) Class A-10 Notes                                                                                                      0.00
     (k) Class B Certificates                                                                                                  0.00

7.   Principal Distribution                                            Cost per $1000
                                                                       --------------
     (a) Class A-1 Notes                                                  0.00000000                                           0.00
     (b) Class A-2 Notes                                                  0.00000000                                           0.00
     (c) Class A-3 Notes                                                  0.00000000                                           0.00
     (d) Class A-4 Notes                                                  0.00000000                                           0.00
     (e) Class A-5 Notes                                                  0.00000000                                           0.00
     (f) Class A-6 Notes                                                  0.00000000                                           0.00
     (g) Class A-7 Notes                                                  0.00000000                                           0.00
     (h) Class A-8 Notes                                                  0.00000000                                           0.00
     (i) Class A-9 Notes                                                  0.00000000                                           0.00
     (j) Class A-10 Notes                                                48.48485077                                   3,151,515.30
     (k) Class B Certificates                                             0.00000000                                           0.00

8.   Principal Balance after giving effect to Principal Distribution                        Pool Factor
                                                                                            -----------
     (a) Class A-1 Notes                                                                     0.0000000                         0.00
     (b) Class A-2 Notes                                                                     0.0000000                         0.00
     (c) Class A-3 Notes                                                                     0.0000000                         0.00
     (d) Class A-4 Notes                                                                     0.0000000                         0.00
     (e) Class A-5 Notes                                                                     0.0000000                         0.00
     (f) Class A-6 Notes                                                                     0.0000000                         0.00
     (g) Class A-7 Notes                                                                     0.0000000                         0.00
     (h) Class A-8 Notes                                                                     0.0000000                         0.00
     (i) Class A-9 Notes                                                                     0.0000000                         0.00
     (j) Class A-10 Notes                                                                    0.5443485                35,382,649.83
     (k) Class B Certificates                                                                1.0000000                44,895,285.54



       POOL DATA
-----------------------                                                                                   Aggregate
                                                                                No. of Contracts    Principal Balance
                                                                                ----------------    -----------------
1.   Pool Stated Principal Balance as of       3/31/2004                            3,903            80,277,935.37

2.   Delinquency Information                                                                                          % Delinquent
                                                                                                                      ------------
              (a) 31-59 Days                                                           49             1,257,863.69       1.567%
              (b) 60-89 Days                                                           18               315,396.37       0.393%
              (c) 90-119 Days                                                          8                158,024.30       0.197%
              (d) 120 Days +                                                           26               866,761.06       1.080%


3.   Contracts Repossessed during the Due Period                                       6                174,323.08

4.   Current Repossession Inventory                                                    6                174,323.08

5.   Aggregate Net Losses for the preceding Collection Period
       (a)  Aggregate Principal Balance of Liquidated Receivables                      12               268,120.08
       (b)  Net Liquidation Proceeds on any Liquidated Receivables                                       69,018.63
                                                                                                      ------------
       Total Aggregate Net Losses for the preceding Collection Period                                                    199,101.45

6.   Aggregate Losses on all Liquidated Receivables (Year-To-Date)                                                       615,523.12

7.   Aggregate Net Losses on all Liquidated Receivables (Life-To-Date)               1,408                            22,029,991.15

8.   Weighted Average Contract Rate of all Outstanding Contracts                                                              9.146%

9.   Weighted Average Remaining Term to Maturity of all Outstanding Contracts                                                64.799

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

             TRIGGER ANALYSIS
--------------------------------------------

1.   (a)  Average Delinquency Percentage                                             2.048%
     (b)  Delinquency Percentage Trigger in effect ?                                               YES

2.   (a)  Average Net Loss Ratio                                                     0.057%
     (b)  Net Loss Ratio Trigger in effect ?                                                        NO
     (c)  Net Loss Ratio (using ending Pool Balance)                                 0.246%

3.   (a)  Servicer Replacement Percentage                                            0.175%
     (b)  Servicer Replacement Trigger in effect ?                                                  NO



               MISCELLANEOUS
--------------------------------------------

1.   Monthly Servicing Fees                                                                                               34,762.27

2.   Servicer Advances                                                                                                    62,146.11

3.   (a)  Opening Balance of the Reserve Account                                                                       8,566,582.17
     (b)  Deposits to the Reserve Account                                                              0.00
     (c)  Investment Earnings in the Reserve Account                                               4,336.77
     (d)  Distribution from the Reserve Account                                                 (101,316.96)
     (e)  Ending Balance of the Reserve Account                                                                        8,469,601.98

4.   Specified Reserve Account Balance                                                                                 8,973,952.86

5.   (a)  Opening Balance in the Pay-Ahead Account                                                                       101,923.89
     (b)  Deposits to the Pay-Ahead Account from the Collection Account                           10,311.06
     (c)  Investment Earnings in the Pay-Ahead Account                                                 0.00
     (d)  Transfers from the Pay-Ahead Account to the Collection Account                         (17,987.67)
     (e)  Ending Balance in the Pay-Ahead Account                                                                         94,247.28